UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 1, 2018

ASHFORD INC.
(Exact name of registrant as specified in its charter)

MARYLAND	001-36400	46-5292553
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas		75254
(Address of principal executive offices)		(Zip code)

    Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On June 1, 2018, the Board of Directors of Ashford Inc. (the “Company”) adopted and approved the Third Amended and Restated Bylaws of the Company (as amended from time to time, the “Bylaws”), effective as of February 27, 2018, in order to rescind Article VI, Section 10, which required that stockholders meet certain ownership thresholds in order to initiate claims on behalf of the Company and/or any class of current and/or prior stockholders against the Company and/or against any director and/or officer of the Company.

The Bylaws are filed as Exhibit 3.1 hereto and incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits
Exhibit Number         Description

3.1	Third Amended and Restated Bylaws of Ashford Inc., effective as of February 27, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 4, 2018

ASHFORD INC.

By:	/s/ ROBERT G. HAIMAN
Robert G. Haiman
Executive Vice President & General Counsel